Exhibit 10.4

SOMITOS CORP.

SUBSCRIPTION AGREEMENT

SOMITOS CORP.

34 Pekini Ave, Tbilisi, Georgia 0160

Re:  Somitos Corp. Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus of Somitos Corp., a Wyoming State corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $0.02 per share, for an aggregate purchase price of $____________.

Payment in full of the purchase price is being made either via check, bank draft or wire transfer directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned to the Company without interest or deduction of any kind.

Purchaser Information:

Printed Name:

Signature;

Date:

Address:

If Investor is an entity, provide copy of Articles of Incorporation, Certificate of Formation or other evidence of existence, as well as a copy of board resolution or other evidence of authorization to purchase the shares of the Company.

___________________________________________

Accepted by the Board of Directors of Somitos Corp.